UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8568

John Hancock Financial Opportunities Fund (formerly John Hancock Bank and
Thrift Opportunity Fund)

(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

ITEM 1. SCHEDULE OF INVESTMENTS

John Hancock

MUTUAL FUNDS

John Hancock

Financial Opportunities Fund

(formerly John Hancock Bank and Thrift Opportunity Fund)

Annual Report

10.31.12

Ticker | **BTO**

Management’s discussion of
Fund performance

By John Hancock Asset Management a division of
Manulife Asset Management (US) LLC

In September 2012, the Fund’s Board of Trustees approved a change to the Fund’s 80% investment policy designed to provide for greater flexibility. In conjunction with that change, the Fund’s name was changed from John Hancock Bank and Thrift Opportunity Fund to John Hancock Financial Opportunities Fund. These changes became effective December 14, 2012. The ticker symbol will remain BTO.

U.S. stocks produced double-digit gains during the 12 months ended October 31, 2012, although performance was volatile. Worries about a global economic slowdown and the ongoing European sovereign debt crisis meant there were periods of sharp declines in U.S. equity markets. But coordinated action by the U.S. Federal Reserve and the European Central Bank provided optimism that the worst economic and political outcomes would be avoided, buoying financial markets. In that environment, banking shares were among the best performing segments of the U.S. stock market.

For the 12 months ended October 31, 2012, John Hancock Financial Opportunities Fund posted total returns of 27.70% at net asset value (NAV) and 33.51% at market price. The difference in the Fund’s performance at NAV and its performance at market price stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s share price at NAV at any time. By comparison, the Fund’s benchmark, the S&P Composite 1500 Banks Index, returned 27.32%. One key group of contributors to Fund performance was smaller, regional lenders in which we initiated positions over the last several years, when many of these stocks were trading below their tangible book value (in our view an important measure of a business’s worth). Fund performance also benefited from the trend toward consolidation in the sector, as a number of the Fund’s holdings were involved in mergers during the period. The healthier housing market also helped a number of Fund holdings. In a period of such strong performance, very few positions actually produced negative absolute returns. However, a number of companies in the Fund had positive returns but lagged the benchmark. These tended to be shares of comparatively high-quality banks that held up better during the financial crisis in 2008 and its aftermath, but lagged during the period.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Investments focused on one industry may fluctuate more widely than investments across multiple industries.

6	Financial Opportunities Fund | Annual report

Portfolio summary

Top 10 Holdings (32.3% of Net Assets on 10-31-12)[1,2]

Cullen/Frost Bankers, Inc.	3.7%	SunTrust Banks, Inc.	3.3%

M&T Bank Corp.	3.6%	JPMorgan Chase & Company	3.3%

PNC Financial Services Group, Inc.	3.5%	Zions Bancorporation	2.9%

Wells Fargo & Company	3.5%	BB&T Corp.	2.7%

U.S. Bancorp	3.4%	Comerica, Inc.	2.4%

Industry Composition[1,3]

Commercial Banks	77.6%	Capital Markets	0.6%

Thrifts & Mortgage Finance	13.8%	Real Estate Investment Trusts	0.3%

Diversified Financial Services	6.6%	Short-Term Investments & Other	1.1%

1 As a percentage of net assets on 10-31-12.

2 Cash and cash equivalents not included.

3 Investments focused on one industry may fluctuate more widely than investments across multiple industries.

Annual report | Financial Opportunities Fund	7

Fund’s investments

As of 10-31-12

	Shares	Value
Common Stocks 88.4%		$309,955,298

(Cost $289,668,440)

Financials 88.4%		309,955,298

Commercial Banks 70.5%

1st United Bancorp, Inc. (I)	450,221	2,705,828

Ameris Bancorp (I)	243,266	2,595,648

Anchor Bancorp, Inc. (I)	88,416	1,145,871

Avenue Bank (I)(R)	300,000	1,712,751

Bar Harbor Bankshares	49,632	1,759,951

BB&T Corp.	322,283	9,330,093

Bond Street Holdings LLC, Class A (I)(S)	284,903	5,270,706

Bond Street Holdings LLC, Class B (I)(S)	6,901	127,669

Bridge Capital Holdings (I)	150,564	2,250,932

Bryn Mawr Bank Corp.	80,000	1,811,200

BSB Bancorp, Inc. (I)	125,261	1,614,614

Camden National Corp.	36,776	1,283,482

Centerstate Banks, Inc.	362,291	3,141,063

Chemical Financial Corp.	8,753	205,871

City Holding Company	39,363	1,382,429

Comerica, Inc.	287,393	8,567,185

Commerce Bancshares, Inc.	63,441	2,415,830

CU Bancorp (I)	86,082	1,110,458

Cullen/Frost Bankers, Inc.	235,579	13,027,519

DNB Financial Corp.	78,515	1,216,983

Eastern Virginia Bankshares, Inc. (I)	88,862	454,973

ECB Bancorp, Inc.	34,763	509,973

Evans Bancorp, Inc.	67,713	1,093,565

Fifth Third Bancorp	452,067	6,568,534

First Bancorp, Inc. Maine	146,499	2,414,304

First California Financial Group, Inc. (I)	145,450	981,788

First Community Corp.	126,784	1,099,217

First Connecticut Bancorp, Inc.	10,112	138,433

First Horizon National Corp.	180,033	1,676,107

First Merchants Corp.	118,683	1,745,827

First Southern Bancorp, Inc., Class B	78,390	548,730

Firstbank Corp/alma Mi	37,285	413,864

FirstMerit Corp.	170,879	2,368,383

FNB Corp.	767,513	8,235,414

Glacier Bancorp, Inc.	223,556	3,241,562

8	Financial Opportunities Fund | Annual report	See notes to financial statements

	Shares	Value
Commercial Banks (continued)

Guaranty Bancorp (I)	91,678	$167,771

Hancock Holding Company	232,176	7,334,440

Heritage Commerce Corp. (I)	387,733	2,555,160

Heritage Financial Corp.	134,466	1,859,665

Heritage Oaks Bancorp (I)	650,719	3,539,911

Independent Bank Corp.	195,961	5,782,809

Intermountain Community Bancorp (I)	115,108	1,347,915

KeyCorp	216,866	1,826,012

M&T Bank Corp.	102,651	10,685,969

MB Financial, Inc.	123,205	2,496,133

NewBridge Bancorp. (I)	207,422	893,989

Northrim BanCorp, Inc.	77,232	1,740,037

Pacific Continental Corp.	183,645	1,706,062

Park National Corp.	39,113	2,602,970

Park Sterling Corp. (I)	585,931	2,929,655

Peoples Bancorp, Inc.	64,573	1,375,405

PNC Financial Services Group, Inc.	213,742	12,437,647

Prosperity Bancshares, Inc.	127,654	5,343,596

Sandy Spring Bancorp, Inc.	54,695	1,045,768

Sierra Bancorp	140,000	1,575,000

Southcoast Financial Corp. (I)	23,704	110,935

Southern First Bancshares Inc. (I)	40,562	401,564

Southwest Bancorp, Inc. (I)	156,326	1,686,758

State Bank Financial Corp.	103,998	1,577,650

Suffolk Bancorp (I)	448	6,729

Suffolk Bancorp (I)	89,681	1,266,269

Sun Bancorp, Inc. (I)	550,598	1,701,348

SunTrust Banks, Inc.	429,947	11,694,558

SVB Financial Group (I)	81,476	4,610,727

Talmer Bancorp, Inc. (I)(S)	505,965	3,726,497

Trico Bancshares	202,536	3,402,605

Trustmark Corp.	123,537	2,899,413

U.S. Bancorp	359,665	11,944,475

Union First Market Bankshares Corp.	161,746	2,539,412

United Bancorp, Inc. (I)	317,968	1,389,520

Univest Corp. of Pennsylvania	4,127	69,829

Washington Banking Company	67,556	923,491

Washington Trust Bancorp, Inc.	123,905	3,344,196

Wells Fargo & Company	363,605	12,249,852

WesBanco, Inc.	137,003	3,014,066

Westamerica Bancorp.	30,499	1,345,616

Wilshire Bancorp, Inc. (I)	618,257	4,024,853

Zions Bancorporation (C)	465,660	9,997,720

Diversified Financial Services 5.4%

Bank of America Corp. (C)	820,555	7,647,573

JPMorgan Chase & Company	274,274	11,431,740

See notes to financial statements	Annual report | Financial Opportunities Fund	9

	Shares	Value
Real Estate Investment Trusts 0.3%

Digital Realty Trust, Inc.	14,500	$890,735

Thrifts & Mortgage Finance 12.2%

Berkshire Hill Bancorp, Inc.	358,903	8,427,042

Cheviot Financial Corp.	114,092	1,015,419

First Defiance Financial Corp.	125,381	2,219,244

First Financial Holdings, Inc.	194,614	2,744,057

Flushing Financial Corp.	187,981	2,923,105

Georgetown Bancorp, Inc. (I)	65,000	718,250

Heritage Financial Group, Inc.	123,914	1,657,969

Hingham Institution for Savings	80,000	5,436,000

Home Federal Bancorp, Inc.	125,986	1,438,760

HomeStreet, Inc. (I)	80,907	3,623,015

Kaiser Federal Financial Group, Inc.	109,586	1,690,912

MutualFirst Financial, Inc.	100,539	1,222,554

New York Community Bancorp, Inc.	365,166	5,061,201

Southern Missouri Bancorp, Inc.	55,905	1,341,720

WSFS Financial Corp.	73,787	3,125,248

	Shares	Value
Preferred Securities 5.7%		$19,817,732

(Cost $18,456,039)

Financials 5.7%		19,817,732

Capital Markets 0.6%

Hercules Technology Growth Capital Inc., 7.000%	78,825	1,986,390

Commercial Banks 3.2%

Banner Corp., 5.000%	4,000	3,912,875

First Southern Bancorp, Inc., 5.000% (I)	134	405,184

M&T Bank Corp., 5.000% (I)	2,000	2,035,000

Monarch Financial Holdings, Inc., Series B, 7.800%	43,339	1,300,170

Southern Community Capital Trust II, 7.950%	44,417	499,247

United Bancorp, Inc., 5.000% (I)	1,500	1,425,000

Yadkin Valley Financial Corp. (12.000% to 3-31-13, then
15.000% thereafter)	1,584	1,539,998

Diversified Financial Services 0.3%

Fresno First Bank, 5.000% (I)	11,660	1,107,700

Thrifts & Mortgage Finance 1.6%

First Financial Holdings, Inc., 5.000%	1,500	1,431,469

First Pactrust Bancorp, Inc., 7.500%	80,500	2,092,195

WSFS Financial Corp., 6.250%	80,000	2,082,504

10	Financial Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Corporate Bonds 3.7%				$12,834,063

(Cost $12,207,048)

Financials 3.7%				12,834,063

Commercial Banks 2.9%

Coal City Capital Trust I (S)	2.221	09-01-28	$1,000,000	735,000

Synovus Financial Corp.	5.125	06-15-17	1,000,000	980,000

Synovus Financial Corp.	7.875	02-15-19	3,000,000	3,375,000

United Community Banks, Inc.	9.000	10-15-17	3,500,000	3,517,500

Western Alliance Bancorp	10.000	09-01-15	1,500,000	1,650,000

Diversified Financial Services 0.8%

Citigroup, Inc.	5.950	12-29-49	2,500,000	2,576,563

			Shares	Value
Warrants 1.1%				$4,000,750

(Cost $3,656,631)

Financials 1.1%				4,000,750

Commercial Banks 1.0%

Bank of Marin Bancorp (Expiration Date: 12-5-18, Strike Price: $27.23) (I)			58,003	635,901

Comerica, Inc. (Expiration Date: 11-14-18, Strike Price: $29.40) (I)			93,762	681,650

Horizon Bancorp (Expiration Date: 12-19-18, Strike Price: $17.68) (I)			119,123	2,054,304

TCF Financial Corp. (Expiration Date: 11-14-18, Strike Price: $16.93) (I)			71,471	105,062

Valley National Bancorp (Expiration Date: 11-14-18, Strike Price: $16.92) (I)			33,222	22,591

Diversified Financial Services 0.1%

Citigroup, Inc. (Expiration Date: 1-4-19; Strike Price: $106.10) (I)			1,045,183	413,892

Thrifts & Mortgage Finance 0.0%

Washington Federal, Inc. (Expiration Date: 11-14-18, Strike Price: $17.57) (I)			27,297	87,350

See notes to financial statements	Annual report | Financial Opportunities Fund	11

		Maturity
	Yield*	date	Par value	Value
Certificate of Deposit 0.0%				$72,379

(Cost $72,379)

Country Bank for Savings	1.000	08-28-14	$1,936	1,936

First Bank Richmond	2.226	12-05-13	19,076	19,076

First Bank System, Inc.	0.992	04-01-13	4,809	4,813

Framingham Cooperative Bank	1.147	09-08-13	3,862	3,862

Home Bank	0.867	12-04-13	18,442	18,442

Hudson Savings	1.324	04-20-13	2,071	2,071

Machias Savings Bank	1.980	05-24-13	1,927	1,927

Midstate Federal Savings and Loan	1.040	05-27-13	1,959	1,959

Milford Bank	0.995	06-04-13	1,853	1,853

Milford Federal Savings and Loan Association	0.350	04-20-13	2,016	2,016

Mount Mckinley Savings Bank	0.400	12-03-12	1,689	1,689

Mt. Washington Bank	1.500	10-31-13	1,839	1,839

Newburyport Bank	0.750	10-20-14	2,062	2,062

Newton Savings Bank	0.999	05-30-13	1,891	1,891

OBA Federal Savings and Loan	0.750	06-15-13	1,307	1,307

Plymouth Savings Bank	0.600	04-21-13	1,908	1,908

Salem Five Cents Savings Bank	0.600	12-17-12	1,717	1,717

Sunshine Federal Savings and Loan Association	1.122	05-10-13	1,985	2,011

Total investments (Cost $324,060,537)† 98.9%				$346,680,222

Other assets and liabilities, net 1.1%				$3,770,896

Total net assets 100.0%				$350,451,118

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

(C) All or a portion of this security is segregated as collateral for options. Total collateral value at 10-31-12 was $6,948,500.

(I) Non-income producing security.

(R) Direct placement securities are restricted to resale and the Fund has limited rights to registration under the Securities Act of 1933, as follows:

Value as a
	Original		Beginning	Ending	percentage
Issuer,	acquisition	Acquisition	share	share	of Fund’s	Value as of
Description	date	cost	amount	amount	net assets	10-31-12

Avenue Bank	1-29-07	$3,000,000	300,000	300,000	0.49%	$1,712,751

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

† At 10-31-12, the aggregate cost of investment securities for federal income tax purposes was $324,076,169. Net unrealized appreciation aggregated $22,604,053, of which $49,337,543 related to appreciated investment securities and $26,733,490 related to depreciated investment securities.

12	Financial Opportunities Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-12

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $324,060,537)	$346,680,222
Cash	1,908,714
Receivable for investments sold	1,853,167
Dividends and interest receivable	402,100
Other receivables and prepaid expenses	60,426

Total assets	350,904,629

Liabilities

Payable for investments purchased	316
Written options, at value (Premiums received $113,997)	264,250
Payable to affiliates
Administrative services fees	29,963
Trustees’ fees	60,050
Other liabilities and accrued expenses	98,932

Total liabilities	453,511

Net assets

Paid-in capital	$328,038,450
Accumulated distributions in excess of net investment income	(41,132)
Accumulated net realized gain (loss) on investments and written options	(15,632)
Net unrealized appreciation (depreciation) on investments and
written options	22,469,432

Net assets	$350,451,118

Net asset value per share

Based on 18,528,511 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$18.91

See notes to financial statements	Annual report | Financial Opportunities Fund	13

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-12

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$7,174,881
Interest	527,559

Total investment income	7,702,440

Expenses

Investment management fees	3,815,877
Administrative services fees	829,992
Transfer agent fees	51,492
Trustees’ fees	45,166
Printing and postage	155,409
Professional fees	84,675
Custodian fees	45,713
Registration and filing fees	10,276
Other	50,341

Total expenses	5,088,941
Less expense reductions	(497,995)

Net expenses	4,590,946

Net investment income	3,111,494

Realized and unrealized gain (loss)

Net realized gain on
Investments	13,848,986
Written options	109,997

13,958,983
Change in net unrealized appreciation (depreciation) of
Investments	60,467,731
Written options	(150,253)

60,317,478

Net realized and unrealized gain	74,276,461

Increase in net assets from operations	$77,387,955

14	Financial Opportunities Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-12	10-31-11
Increase (decrease) in net assets

From operations
Net investment income	$3,111,494	$1,655,834
Net realized gain	13,958,983	16,024,246
Change in net unrealized appreciation (depreciation)	60,317,478	(25,425,998)

Increase (decrease) in net assets resulting from operations	77,387,955	(7,745,918)

Distributions to shareholders
From net investment income	(3,176,174)	(1,743,149)
From net realized gain	(13,959,070)	(16,035,169)
From tax return of capital	(408,876)	—

Total distributions	(17,544,120)	(17,778,318)

From Fund share transactions
Repurchased	(6,987,727)	(15,062,318)

Total increase (decrease)	52,856,108	(40,586,554)

Net assets

Beginning of year	297,595,010	338,181,564

End of year	$350,451,118	$297,595,010

Undistributed (accumulated distributions in excess of) net
investment income	($41,132)	$23,548

Share activity

Shares outstanding
Beginning of year	18,989,764	20,005,815
Shares repurchased	(461,253)	(1,016,051)

End of year	18,528,511	18,989,764

See notes to financial statements	Annual report | Financial Opportunities Fund	15

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

COMMON SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08

Per share operating performance

Net asset value, beginning of period	$15.67	$16.90	$16.28	$20.81	$35.08
Net investment income[1]	0.17	0.08	0.07	0.29	0.62
Net realized and unrealized gain (loss)
on investments	3.97	(0.49)	1.19	(3.63)	(8.94)
Total from investment operations	4.14	(0.41)	1.26	(3.34)	(8.32)
Less distributions to common shareholders
From net investment income	(0.17)	(0.09)	(0.06)	(0.29)	(0.68)
From net realized gain	(0.75)	(0.82)	(0.67)	—	(4.76)
From tax return of capital	(0.02)	—	—	(0.94)	(0.51)
Total distributions	(0.94)	(0.91)	(0.73)	(1.23)	(5.95)
Anti-dilutive impact of repurchase plan	0.04[2]	0.09[2]	0.09[2]	0.04[2]	—
Net asset value, end of period	$18.91	$15.67	$16.90	$16.28	$20.81
Per share market value, end of period	$18.03	$14.29	$15.02	$13.30	$17.80
Total return at net asset value (%)[3,4]	27.70	(1.81)	8.82	(13.78)	(24.38)
Total return at market value (%)[4]	33.51	0.76	18.38	(17.65)	(26.67)

Ratios and supplemental data

Net assets applicable to common shares, end of
period (in millions)	$350	$298	$338	$339	$439
Ratios (as a percentage of average net assets):
Expenses before reductions	1.53	1.52	1.51	1.55	1.49
Expenses net of fee waivers and credits	1.38	1.37	1.36	1.40	1.34
Net investment income	0.94	0.48	0.39	1.88	2.51
Portfolio turnover (%)	19	23	34	37	27

1 Based on the average daily shares outstanding.
2 The repurchase plan was completed at an average repurchase price of $15.15, $14.82, $15.04 and $12.99 for 461,253, 1,016,051, 803,485 and 290,700 shares, and $6,987,727, $15,062,318, $12,088,382 and $3,776,593 for the years ended 10-31-12, 10-31-11, 10-31-10 and 10-31-09, respectively.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend, capital gain and tax return of capital distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

16	Financial Opportunities Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Financial Opportunities Fund, formerly John Hancock Bank and Thrift Opportunity Fund (the Fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Effective December 14, 2012, John Hancock Bank and Thrift Opportunity Fund changed its name to John Hancock Financial Opportunities Fund.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Options listed on an exchange are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where reliable market quotations are not available, are valued at fair value as determined in good faith by the Fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Annual report | Financial Opportunities Fund	17

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2012, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-12	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Commercial Banks	$247,340,754	$235,236,862	$1,266,269	$10,837,623
Diversified Financial
Services	19,079,313	19,079,313	—	—
Real Estate Investment
Trusts	890,735	890,735	—	—
Thrifts & Mortgage
Finance	42,644,496	42,644,496	—	—
Preferred Securities
Capital Markets	1,986,390	1,986,390	—	—
Commercial Banks	11,117,474	3,834,417	5,452,873	1,830,184
Diversified Financial
Services	1,107,700	—	1,107,700	—
Thrifts & Mortgage
Finance	5,606,168	2,092,195	3,513,973	—
Corporate Bonds
Commercial Banks	10,257,500	—	6,005,000	4,252,500
Diversified Financial
Services	2,576,563	—	2,576,563	—
Warrants	4,000,750	1,310,545	2,690,205	—
Certificate of Deposit	72,379	—	72,379	—

Total Investments in
Securities	$346,680,222	$307,074,953	$22,684,962	$16,920,307
Other Financial
Instruments
Written Options	($264,250)	($264,250)	—	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period and in all cases were transferred into or out of Level 2. Securities were transferred into Level 3 because of a lack of observable market data which resulted from an absence of market activity for these securities.

18	Financial Opportunities Fund | Annual report

	COMMON	PREFERRED	CONVERTIBLE
INVESTMENTS IN SECURITIES	STOCKS	STOCKS	BONDS	TOTAL

Balance as of 10-31-11	$4,284,675	$497,681	—	$4,782,356
Realized gain (loss)	—	—	—	—
Change in unrealized
appreciation (depreciation)	953,516	87,173	$27,500	1,068,189
Purchases	346,960	1,245,330	4,225,000	5,817,290
Sales	—	—	—	—
Transfers into Level 3	5,252,472	—	—	5,252,472
Transfers out of Level 3	—	—	—	—
Balance as of 10-31-12	$10,837,623	$1,830,184	$4,252,500	$16,920,307
Change in unrealized
at period end*	$953,516	$87,173	$27,500	$1,068,189

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the Fund’s Level 3 securities are outlined in the table below:

	FAIR VALUE	VALUATION	UNOBSERVABLE
	AT 10-31-12	TECHNIQUE	INPUTS	RANGE

Common Stocks	$5,439,248	Market	Book value	0.81x – 1.09x
		Approach	multiple	(weighted average: 1.00x)
			Discount for	10%
			lack of
			marketability
	5,398,375	Market	Offered quotes	$18.50
		Approach

	$10,837,623
Preferred Securities	$1,830,184	Market	Offered quotes	$950.00 – $3,023.76
		Approach		(weighted average: $1,409.11)
Corporate Bonds	$4,252,500	Market	Offered quotes	$73.50 – $100.50
		Approach		(weighted average: $95.83)

Increases/decreases in offered quotes and multiples or discounts for lack of marketability may result in increases/decreases in security valuation.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Annual report | Financial Opportunities Fund	19

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. In March 2010, the Board of Trustees approved the adoption of a managed distribution plan (the Distribution Plan). Under the Distribution Plan, the Fund made quarterly distributions of an amount equal to 1.25% of the Fund’s net asset value, based upon an annual rate of 5% as of each measuring date. The amount of each quarterly distribution was determined based on the net asset value of the Fund at the close of the NYSE on the last business day of the month ending two months prior to each quarterly declaration date.

In August 2012, the Board of Trustees approved the amendment of the Distribution Plan, increasing the annual distribution rate from 5% to 6.5% of the Fund’s net asset value. Under the amended Distribution Plan, the Fund will make quarterly distributions of an amount equal to $0.2961 per share, based upon an annual distribution rate of 6.50% of the Fund’s net asset value of $18.22 on July 31, 2012 (representing a quarterly distribution rate of 1.625% of the Fund’s July 31, 2012 net asset value). This amount will be paid quarterly until further notice.

Distributions under the Distribution Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the Fund’s net investment income and net capital gains are insufficient to meet the minimum percentage dividend. In addition, the Fund also may make additional distributions to avoid federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount distributed under the amended Distribution Plan at any time. The termination or reduction may have an adverse effect on the market price of the Fund’s shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends quarterly under the managed distribution plan described above. The tax character of each distribution for the years ended October 31, 2012 and October 31, 2011 was as follows:

	OCTOBER 31, 2012	OCTOBER 31, 2011

Ordinary Income	$5,255,240	$3,365,012
Long-Term Capital Gain	11,880,004	14,413,306
Tax Return of Capital	408,876	—

As of October 31, 2012, the Fund has no distributable earnings on a tax basis.

20	Financial Opportunities Fund | Annual report

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The Fund had no material book-tax differences at October 31, 2012.

New accounting pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities.

When the Fund purchases an option, the premium paid by the Fund is included in the portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the Fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options

Annual report | Financial Opportunities Fund	21

which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Fund.

During the year ended October 31, 2012, the Fund used purchased options to hedge against changes in securities markets. During the year ended October 31, 2012, the Fund held purchased options with market values ranging up to $8,000, as measured at each quarter end. As of October 31, 2012, the Fund did not hold any purchased options.

During the year ended October 31, 2012, the Fund wrote option contracts to generate earnings from option premiums. The following tables summarize the Fund’s written options activities during the year ended October 31, 2012 and the contracts held at October 31, 2012.

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED

Outstanding, beginning of period	—	—
Options written	11,000	$245,494
Option closed	(1,500)	(79,498)
Options exercised	—	—
Options expired	(4,000)	(51,999)
Outstanding, end of period	5,500	$113,997

		EXPIRATION	NUMBER OF
OPTIONS	EXERCISE PRICE	DATE	CONTRACTS	PREMIUM	VALUE

Calls
Bank of America Corp.	$10.00	Jan 2013	4,000	$47,999	($130,000)
Zions Bancorporation	22.00	Jan 2013	1,500	65,998	(134,250)
			5,500	$113,997	($264,250)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at October 31, 2012 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Equity contracts	Payable for written options,	Written options	—	($264,250)
at value

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2012:

RISK	STATEMENT OF OPERATIONS LOCATION	WRITTEN OPTIONS

Equity contracts	Net realized gain (loss)	$109,997

22	Financial Opportunities Fund | Annual report

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2012:

RISK	STATEMENT OF OPERATIONS LOCATION	WRITTEN OPTIONS

Equity contracts	Change in unrealized appreciation (depreciation)	($150,253)

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment advisory agreement with the Adviser under which the Fund pays a daily management fee to the Adviser at an annual rate of 1.15% of the Fund’s average daily net assets. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

Administrative services. The Fund has an administration agreement with the Adviser under which the Adviser provides certain administrative services to the Fund and oversees operational activities of the Fund. The compensation for the year was at an annual rate of 0.25% of the average weekly net assets of the Fund. The Adviser agreed to limit the administrative services fee to 0.10% of the Fund’s average weekly net assets. Accordingly, the expense reductions related to administrative services fees amounted to $497,995 for the year ended October 31, 2012. The Adviser reserves the right to terminate this limitation in the future with the Trustee’s approval. The administrative services fees incurred for the year ended October 31, 2012 amounted to an annual rate of 0.10% of the Fund’s average daily net assets.

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The John Hancock Group of Funds Deferred Compensation Plan (the Plan) was in effect on October 31, 2012 but since then has been terminated. Under the Plan, deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

Note 6 — Fund share transactions

In May 2009, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2011. The current plan is in effect between January 1, 2012 and December 31, 2012. On December 12, 2012, the Board renewed the share repurchase plan. As renewed, the Fund may purchase in the open market, between January 1, 2013 and December 31, 2013, up to an additional 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2012).

Annual report | Financial Opportunities Fund	23

During the years ended October 31, 2012 and October 31, 2011, the Fund repurchased 2.43% and 5.08%, respectively, of its common shares outstanding under the repurchase plan. The weighted average discount per share on these repurchases amounted to 10.2% and 10.4% for the years ended October 31, 2012 and October 31, 2011, respectively. Shares repurchased and corresponding dollar amounts are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases are included on the Financial highlights.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $62,653,931 and $78,388,117, respectively, for the year ended October 31, 2012.

Note 8 — Industry or sector risk

From time to time the Fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the Fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the Fund will be less diversified than a more broadly diversified fund, and it may cause the Fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the Fund’s net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, regulatory and market impacts.

Note 9 — Subsequent event

A special meeting of the Fund’s shareholders has been scheduled for January 18, 2013 to request shareholder approval to amend the Fund’s fundamental investment restriction relating to borrowing and eliminate the Fund’s fundamental investment restriction relating to pledging, mortgaging and hypothecating assets and to adopt conforming changes to the Fund’s investment management and sub-advisory contracts.

24	Financial Opportunities Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
John Hancock Financial Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Financial Opportunities Fund (formerly John Hancock Bank and Thrift Opportunity Fund) (the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2012

Annual report | Financial Opportunities Fund	25

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2012.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund paid $11,880,004 in capital gain dividends.

Eligible shareholders will be mailed a 2012 Form 1099-DIV in early 2013. This will reflect the tax character of all distributions paid in calendar year 2012.

In prior years, certain dividends paid by the Fund were generally taxed to individuals at a rate of 15%. For tax years beginning after December 31, 2012, such favorable treatment of dividend income is scheduled to expire as are certain other favorable tax provisions. As a result, absent congressional action, the maximum tax rate on dividend income will increase from 15% to 39.6%. Congress is considering various tax law changes that could alter these changes in tax rates or that could otherwise affect the Fund or its shareholders.

26	Financial Opportunities Fund | Annual report

Additional information

Unaudited

Investment objective and policy

The Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994, and are publicly traded on the New York Stock Exchange. The Fund’s investment objective is to provide a high level of total return consisting of long-term capital appreciation and current income. On September 11, 2012, the Board of Trustees approved a change to the Fund’s 80% investment policy and voted to change the Fund’s name to John Hancock Financial Opportunities Fund. The prior investment policy stating that: “Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of U.S. regional banks and thrifts and holding companies that primarily own or receive a substantial portion of their income from regional banks or thrifts. ‘Net assets’ is defined as net assets plus borrowings for investment purposes. ‘Primarily owned’ means that the bank or financial holding company derives a substantial portion of its business from U.S. regional banks or thrifts as determined by the Adviser, based upon generally accepted measures such as revenues, asset size and number of employees. U.S. regional banks or thrifts are ones that provide full-service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending) and whose assets are primarily of domestic origin.” was replaced with the following: “Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of U.S. and foreign financial services companies of any size. These companies may include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. ‘Net assets’ is defined as net assets plus borrowings for investment purposes.” The Fund will notify shareholders at least 60 days prior to any change in this 80% policy.

On September 11, 2012, the Board of Trustees also approved certain other investment policy changes, effective December 14, 2012, as summarized below:

(i) investment policy stating that: “The Fund may invest in debt securities (including bonds, notes, bills and debentures) of U.S. banks and thrifts that in the opinion of the Adviser offer opportunities for long-term capital appreciation.” was replaced with the following new investment policy: “The Fund may invest in U.S. and foreign debt securities including, but not limited to, bonds, notes, bills and debentures.”; and

(ii) investment policy stating that: “Under normal market conditions, the Fund may invest up to 20% of its net assets in the common and preferred equity securities and other preferred securities of financial services companies, companies with significant lending operations, foreign banking, lending and financial services companies, ‘money center’ banks and debt securities issued by U.S. regional banks, thrifts or their holding companies.” was replaced with the following new investment policy : “Under normal market conditions, the Fund may invest up to 20% of its net assets in the common and preferred equity securities and other preferred securities of non-financial services companies.”

The investment policy changes described above will be implemented over time commencing on or about December 14, 2012.

Financial services industry risk. A fund investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Financial services companies are subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially

Annual report | Financial Opportunities Fund	27

adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Foreign securities risk. The Fund will not be limited in the extent to which it can invest in foreign issuers, and the portion is expected to vary based on market conditions. Investments in securities of foreign entities and securities quoted in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities.

Medium and smaller company risk. The Fund’s holdings of small, medium and large capitalization companies will vary and the Fund could have a large exposure to small- or midcap companies at times. Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations.

Real estate securities risk. Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates.

On September 11, 2012, the Board of Trustees also voted in favor of amending the Fund’s fundamental investment restriction relating to borrowing and eliminating the Fund’s fundamental investment restriction relating to pledging, mortgaging and hypothecating assets. These changes will require shareholder approval before they can be implemented. A special meeting of the Fund’s shareholders has been scheduled for January 18, 2013 to consider this and other proposals.

The Fund may invest in investment-grade debt securities as well as debt securities rated BB or below by Standard & Poor’s Ratings Services (Standard & Poor’s) or Ba or below by Moody’s Investors Service, Inc. (Moody’s) or if unrated by such rating organizations, determined by the Adviser to be of comparable quality.

28	Financial Opportunities Fund | Annual report

Dividends and distributions

During the year ended October 31, 2012, dividends from net investment income totaling $0.1700 per share, from realized gains totaling $0.7472 per share and from tax return of capital totaling $0.0219 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

PAYMENT DATE	DISTRIBUTIONS

December 30, 2011	$0.1959
March 30, 2012	0.2131
June 29, 2012	0.2340
September 28, 2012	0.2961
Total	$0.9391

Dividend reinvestment plan

The Fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by Computershare Trust Company, N.A. (formerly known as The Bank of New York Mellon) (the Plan Agent). Every shareholder holding at least one full share of the Fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the Fund after June 30, 2011 and holds at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution, participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (the NYSE) or otherwise on the open market. Whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com and clicking on EquityAccess & More. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your stockbroker, you will need to request that the Plan Agent electronically transfer your shares to your stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com and clicking on EquityAccess & More. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction

Annual report | Financial Opportunities Fund	29

fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com and clicking on EquityAccess & More. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below or by calling 1-800-852-0218, 1-201-680-6578 (For International Telephone Inquiries) and 1-201-680-6610 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Computershare Trust Company, N.A.
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310–1900
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

30	Financial Opportunities Fund | Annual report

Shareholder meeting

The Fund held its Annual Meeting of Shareholders on November 9, 2012. The following proposal was considered by the shareholders:

Proposal: Election of thirteen (13) Trustees to serve until the expiration of their respective terms as shown below. Each nominee was elected by the Fund’s shareholders and the votes cast with respect to each Trustee are set forth below.

For a Term to Expire in 2016:
	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Deborah C. Jackson	14,304,001	779,595
James M. Oates	14,193,645	889,951
Steven R. Pruchansky	14,283,469	800,127
Non-Independent Trustee
Craig Bromley	14,236,748	846,848

For a Term to Expire in 2015:
	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Charles L. Bardelis	14,192,921	890,675
Peter S. Burgess	14,241,010	842,586
Theron S. Hoffman	14,244,931	838,665
Non-Independent Trustee
Warren A. Thomson	14,235,959	847,637

For a Term to Expire in 2014:
	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
William H. Cunningham	14,237,154	846,442
Grace K. Fey	14,245,740	837,856
Hassell H. McClellan	14,240,118	843,478
Gregory A. Russo	14,288,853	794,743
Non-Independent Trustee
James R. Boyle	14,233,882	849,714

Annual report | Financial Opportunities Fund	31

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Financial Opportunities Fund (formerly known as John Hancock Bank and Thrift Opportunity Fund) (the Fund) met in-person on May 6–8 and June 3–5, 2012 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, Manulife Asset Management (US) LLC (the Subadviser) and the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

On June 3–5, 2012, the Board consisted of nine individuals, seven of whom were Independent Trustees. Independent Trustees are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairman. On June 3–5, 2012, the Board had four standing committees that were composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts & Operations Committee. Additionally, on June 3–5, 2012, Investment Performance Committee A was a standing committee of the Board composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A was responsible for overseeing and monitoring matters relating to the investment performance of the Fund. The Board also designated an Independent Trustee as Vice Chairman to serve in the absence of the Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 6–8, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Lipper, a Thomson Reuters company (Lipper), on Fund fees and expenses, the investment performance of the Fund and other matters including the prices at which Fund shares have traded. This Fund information is assembled in a format that permits comparison with similar information from a Category and a subset of the Category referred to as the Expense Group, each as determined by Lipper, and with the Fund’s benchmark index. The Category includes all funds that invest similarly to the way the Fund invests. The Expense Group represents funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadviser or their affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser

32	Financial Opportunities Fund | Annual report

concerning investment advisory fees charged to other clients, such as institutional clients and other investment companies, having similar investment mandates, as well as the performance of those other clients and a comparison of the services provided to those other clients and the services provided to the Fund; (c) the impact of economies of scale; and (d) a summary of aggregate amounts paid by the Fund to the Adviser.

At an in-person meeting held on May 6–8, 2012, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 6–8, 2012 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 3–5, 2012, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement and the Subadvisory Agreement, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s investment manager analytical capabilities, market and economic knowledge and execution of its Subadviser oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

In addition to advisory services, the Board considered the quality of the administrative services provided to the Fund by the Adviser under separate agreements. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and considered the Adviser’s and its affiliate’s policies and procedures for assuring compliance with applicable laws and regulations.

Annual report | Financial Opportunities Fund	33

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and the services they provide to other clients. For other clients that are not closed-end funds, the differences in services relate to the more burdensome regulatory and legal obligations of closed-end funds, the enhanced management and oversight arising from the public trading of Fund shares on an exchange and the potentially higher turnover of closed-end fund portfolio holdings. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by the Adviser, which analyzed various factors that may affect the Lipper rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Lipper Category as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Lipper to select the funds in the Category. The Board also considered updated performance information provided by the Adviser at its May and June 2012 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund (based on net asset value (NAV) and market value (Market)) over certain time periods ended December 31, 2011 and that of its Category average and benchmark index over the same periods:

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Financial Opportunities Fund (NAV)	–11.18%	2.65%	–9.46%	0.95%
Sector Equity / Financial Services Cat.	–13.31%	4.04%	–10.99%	–0.92%
Average (NAV)
S&P 1500 Banks Index	–10.61%	–1.19%	–17.59%	–4.45%
Financial Opportunities Fund (Market)	–16.06%	5.19%	–11.11%	0.69%
Sector Equity / Financial Services Cat.	–12.85%	5.19%	–12.33%	–1.25%
Average (Market)

The Board noted that the Fund’s NAV performance compared favorably to the Category’s average NAV performance and the benchmark index over all periods shown, except for the one-year period over which the Fund underperformed its benchmark index’s performance and the three-year period over which it underperformed its Category’s average NAV performance.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Expense Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other clients with similar

34	Financial Opportunities Fund | Annual report

investment mandates, including other registered investment companies, institutional investors and separate accounts.

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Expense Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking any fee limitation arrangement by the Adviser into account (Net Expense Ratio). The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Expense Group median.

The Board noted that the Fund’s advisory fee ratio was thirty-three basis points above the Expense Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios contained in the Fund’s 2011 financial statements in relation with the Fund’s Expense Group median provided by Lipper in April 2012:

	FUND	EXPENSE GROUP MEDIAN

Advisory Fee Ratio	1.15%	0.82%
Gross Expense Ratio	1.52%	1.41%
Net Expense Ratio	1.37%	1.37%

The Board viewed favorably the Adviser’s agreement to limit its administration fees to 0.10%. The Board favorably considered the impact of this agreement towards lowering the Fund’s Gross Expense Ratio.

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the year ended December 31, 2010. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of a limited number of other investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is limited.

The Board considered limited profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered basic assumptions and methodology for allocating expenses in the Subadviser’s profitability information.

Annual report | Financial Opportunities Fund	35

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase but recognized that there is limited ability to grow assets for a closed-end fund. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board unanimously approved the continuation of the Advisory Agreement and the Subadvisory Agreement each for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

36	Financial Opportunities Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund as of December 1, 2012. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James M. Oates,[2] Born: 1946	2012	240

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairman of the Board, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III
(2005–2006); Trustee (since 2004) and Chairman of the Board (since 2005), John Hancock Variable
Insurance Trust; Trustee and Chairman of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[2,3] Born: 1941	2012	240

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust (since
1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	240

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1995	240

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000);
former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks
Acquisition Company I, Inc. (until 2007); former Advisory Director, JP Morgan Chase Bank (formerly
Texas Commerce Bank–Austin) (until 2009). Trustee, John Hancock retail funds (since 1986); Trustee,
John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey,[2] Born: 1946	2012	240

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Annual report | Financial Opportunities Fund	37

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

Theron S. Hoffman,[2,3] Born: 1947	2012	240

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	240

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	240

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2005).

Steven R. Pruchansky, Born: 1944	1994	240

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairman of the Board (2011–2012),
John Hancock retail funds; Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2012).

Gregory A. Russo, Born: 1949	2008	240

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

38	Financial Opportunities Fund | Annual report

Non-Independent Trustees[4]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[2] Born: 1959	2012	240

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	240

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2010), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	240

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since
2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada (since
2001, including prior positions); Director and Chairman, Manulife Asset Management (since 2001, including prior positions). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971		2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Annual report | Financial Opportunities Fund	39

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust (since 2010 and 2007–2009, including prior positions); Treasurer, John Hancock Fund II
(since 2010, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210–2805.

1 Mr. Bromley, Ms. Jackson, Mr. Oates and Mr. Pruchansky serve as Trustees for a term expiring in 2016; Mr. Bardelis, Mr. Burgess, Mr. Hoffman and Mr. Thomson serve as Trustees for a term expiring in 2015; Mr. Boyle, Mr. Cunningham, Ms. Fey, Mr. McClellan and Mr. Russo serve for a term expiring in 2014.

2 Became a Trustee of the Fund, effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive or director with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

40	Financial Opportunities Fund | Annual report

More information

Trustees	Officers	Investment adviser
James M. Oates	Hugh McHaffie	John Hancock Advisers, LLC
Chairman	President
Charles L. Bardelis*		Subadviser
James R. Boyle†	Andrew G. Arnott	John Hancock Asset Management
Craig Bromley†	Executive Vice President	a division of Manulife Asset
Peter S. Burgess*		Management (US) LLC
William H. Cunningham	Thomas M. Kinzler
Grace K. Fey	Secretary and Chief Legal Officer	Custodian
Theron S. Hoffman*		State Street Bank and
Deborah C. Jackson	Francis V. Knox, Jr.	Trust Company
Hassell H. McClellan	Chief Compliance Officer
Steven R. Pruchansky		Transfer agent
Vice Chairman	Charles A. Rizzo	Computershare Shareowner
Gregory A. Russo	Chief Financial Officer	Services, LLC
Warren A. Thomson†
	Salvatore Schiavone	Legal counsel
*Member of the	Treasurer	K&L Gates LLP
Audit Committee
†Non-Independent Trustee		Independent registered
public accounting firm
PricewaterhouseCoopers LLP

Stock symbol
Listed New York Stock
Exchange: BTO

For shareholder assistance refer to page 30

You can also contact us:
1-800-852-0218	Regular mail:
jhfunds.com	Computershare Shareowner Services, LLC
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310-1900

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Annual report | Financial Opportunities Fund	41

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

P900A 10/12
12/12

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2012, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $28,791 for the fiscal year ended October 31, 2012 and $28,087 for the fiscal year ended October 31, 2011. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal years ended October 31, 2012 and October 31, 2011 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,026 for the fiscal year ended October 31, 2012 and $2,938 for the fiscal year ended October 31, 2011. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

Other fees amounted to $171 for the fiscal year ended October 31, 2011 and $73 for the fiscal year ended October 31, 2011 billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2012, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $3,659,131 for the fiscal year ended October 31, 2012 and $1,674,789 for the fiscal year ended October 31, 2011.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of November 1, 2012.

Lisa A. Welch
Vice President, John Hancock Asset Management since 2005
Began business career in 1986
Joined Fund team in 1998

Susan A. Curry
Portfolio manager, John Hancock Asset Management since 2006
Began business career in 1993
Joined Fund team in 2004

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2012. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO
MANAGER NAME	MANAGER

Lisa A. Welch	Other Investment Companies: Three (3) funds with assets of
approximately $2 billion

Other Pooled Investment Vehicles: Three (3) accounts with
assets of approximately $51 million

Other Accounts: None

Susan A. Curry	Other Investment Companies: Two (2) funds with assets of
approximately $863 million

Other Pooled Investment Vehicles: Three (3) accounts with
assets of approximately $51 billion

Other Accounts: None

The Subadviser does not receive a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Subadviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Subadviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

● A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings (“IPOs”) and private placements. If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the IPO. The Subadviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

● A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances also may arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

● A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. The Subadviser does not receive a performance-based fee with respect to any of the other accounts managed by the portfolio managers of the Fund described above.

● A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

● If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security. While these accounts have many similarities, the investment performance of each account will be different due to differences in fees, expenses and cash flows.

Compensation of Portfolio Managers. The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadviser, investment professionals are compensated with a combination of base salary and performance bonuses (e.g., cash and deferral awards). The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Fund.

● Base salaries. Base salaries are market-based and fixed. Salary ranges are reviewed and adjusted annually. Individual salary adjustments are based on individual performance against mutually-agreed-upon objectives and development of technical and experiential skills.

● Performance Bonuses. Performance bonuses take the form of cash and deferred incentives.

■ Short-Term Cash Incentives. Short-term incentives take the form of annual cash awards. Individual targets are market-based and actual awards are tied to performance against various objective measures and on overall personal performance ratings. These include:

— Investment Performance. The majority of the bonus considered under the plan is based on investment performance of accounts managed by the investment professional over one, three and five year periods (to the extent applicable). The pre-tax performance of each account is measured relative to an appropriate benchmark and universe as identified in the table below.

— Financial Performance of the Subadviser. The financial performance of the Subadviser and its parent corporation are also considered in determining bonus awards.

— Non-Investment Performance. The more intangible contributions of an investment professional to the Subadviser’s business, including new strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

■ Long-Term Incentives. All investment professionals are eligible for participation in a deferred incentive plan. 100% of the eligible awards are invested in the strategies that the team manages as well as other strategies managed by other teams at the Subadviser. The Subadviser believes that owning units in the same strategies a team manages aligns the performance goals of both client and manager giving the team added incentive to act in the best interest of the Company’s clients.

As an added incentive, certain investment professionals (considered officers of Manulife Financial) would receive a portion of their award in Manulife Restricted Share Units (“RSUs”) or stock options. This plan is based on the value of the underlying common shares of Manulife Financial.

Fund	Benchmark	Peer Universe

Financial Opportunities Fund	S&P Composite 1500	Morningstar US OE
	Banks Index Total Return	Financial

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2012 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund

Range of
Beneficial
Portfolio Manager	Ownership

Lisa A. Welch	$1-$10,000

Susan A. Curry	$1-$10,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b) REGISTRANT PURCHASES OF

EQUITY SECURITIES

			Total Number	Maximum
			of	Number
			Shares	of Shares
			Purchased	that May
	Total	Average	as Part of	Yet Be
	Number of	Price	Publicly	Purchased
	Shares		Announced	Under the
Period	Purchased	per Share	Plans*	Plans

Nov-11	75,000	$13.853	75,000	1,155,591
Dec-11	80,400	$13.791	155,400	1,883,436*
Jan-12	120,935	$15.377	276,335	1,762,501
Feb-12	-	-	276,335	1,762,501
Mar-12	-	-	276,335	1,762,501
Apr-12	-	-	276,335	1,762,501
May-12	39,000	$16.056	315,335	1,723,501
Jun-12	78,403	$15.925	393,738	1,645,098
Jul-12	56,115	$16.409	449,853	1,588,983
Aug-12	11,400	$16.208	461,253	1,577,583
Sep-12	-	-	461,253	1,577,583
Oct-12	-	-	461,253	1,577,583
Total	461,253	$15.149

______________________________________________

*In May 2009, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2011. The current plan is in effect between January 1, 2012 and December 31, 2012.

On December 12, 2012, the Board renewed the share repurchase plan. As renewed, the Fund may purchase in the open market, between January 1, 2013 and December 31, 2013, up to an additional 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2012).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Financial Opportunities Fund (formerly John Hancock Bank and Thrift Opportunity
Fund)

By:	/s/ Hugh McHaffie
------------------------------
Hugh McHaffie
President

Date:	December 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh McHaffie
-------------------------------
Hugh McHaffie
President

Date:	December 20, 2012

By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	December 20, 2012